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                                                                      Exhibit 10

                              Purchase Agreement

                                     among

                           COGNIGEN NETWORKS, INC.,

                    STANFORD FINANCIAL GROUP COMPANY, INC.

                                      and

                    STANFORD VENTURE CAPITAL HOLDINGS, INC.

                                     dated

                               October 15, 2002

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                                 Table of Contents

Recitals.....................................................................1

I. Definitions

II. Purchase and Sale of Company Interests, Preferred Stock and Closing

      2.1   Purchase and Sale

      2.2   Purchase Price

      2.3   Preferred Stock Purchase

      2.4   The Closing

      2.5   Cognigen Stock

III. Representations and Warranties of Stanford and Venture

      3.1   Title to Company Interests

      3.2   Incorporation; Power and Authority

      3.3   Valid and Binding Agreement

      3.4   No Breach; Consents

      3.5   Brokerage

      3.6   Investment

IV. Representations and Warranties of Cognigen

      4.1   Incorporation; Power and Authority

      4.2   Valid and Binding Agreement

      4.3   No Breach; Consents

      4.4   Brokerage

      4.5   Investment Intent

      4.6   Securities

      4.7   SEC Filings; Financial Statements

V. Registration Rights

      5.1   Piggyback Registration Rights

      5.2   Effectiveness of Registration Statement

      5.3   Registration Procedures

      5.4   Indemnification

VI. General

      6.1   Press Releases and Announcements

      6.2   Expenses

      6.3   Further Assurances

      6.4   Amendment and Waiver

      6.5   Notices

      6.6   Assignment

      6.7   No Third Party Beneficiaries.

      6.8   Severability

      6.9   Complete Agreement

      6.10  Signatures; Counterparts

      6.11  Governing Law

      6.12  Construction

      6.13  Time of Essence

Signatures

Exhibit A - Articles of Amendment to Articles of Incorporation
Exhibit B - Form of Stock Purchase Warrant (150,000 shares)
Exhibit C - Form of Stock Purchase Warrant (350,000 shares)

                                PURCHASE AGREEMENT

     This PURCHASE  AGREEMENT  ("Agreement")  is made as of October 15, 2002, by and  between  COGNIGEN  NETWORKS,  INC.,  a Colorado  corporation  ("Cognigen"),
STANFORD FINANCIAL GROUP COMPANY, INC. ("Stanford") and STANFORD VENTURE CAPITAL
HOLDINGS, INC. ("Venture").

                                     Recitals

     WHEREAS,  Stanford owns 4,500,593 8% Series A Preferred  Shares,  (the "AIC
Preference  Shares")  2,581,878  Investment  Class  Shares (the "AIC  Investment
Shares")  and  Warrants to purchase  650,000  Investment  Class Shares (the "AIC
Warrants") of, and a $300,000 12% convertible  promissory note (the "Note") made by,  American  Internet  Communications,  L.L.C.,  a Florida  limited  liability company (the "Company").

     WHEREAS,  Stanford  desires to sell,  and  Cognigen  desires to buy, all of
Stanford's  interests in the Company on the terms and subject to the  conditions set forth in this Agreement.

     WHEREAS,  Cognigen has agreed to sell,  and Venture has agreed to purchase,
500,000 shares of Cognigen's 8% Convertible Series A Preferred Stock.

     NOW, THEREFORE, in consideration of the mutual representations,  warranties and  agreements  contained  in this  Agreement,  and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                 I. Definitions

     "Agreement"  has the  meaning  set  forth in the  first  paragraph  of this
Agreement.

     "Cognigen SEC Reports" has the meaning set forth in Section 4.7.

     "Company" has the meaning set forth in the recitals of this Agreement.

     "Consent"  means any  authorization,  consent,  approval,  filing,  waiver, exemption or other action by or notice to any Person.

     "Contract"   means   a   contract,   agreement,   commitment   or   binding
understanding, whether oral or written, that is in effect as of the date of this
Agreement or any time after the date of this Agreement.

     "8% Convertible  Preferred Stock" means Cognigen's 8% Convertible  Series A
Preferred Stock  designated in the Articles of Amendment to Cognigen's  Articles
of Incorporation that are attached hereto as Exhibit A.

     "Encumbrance"  means  any  charge,  claim,   community  property  interest,
condition, equitable interest, lien, option, pledge, security interest, right of first refusal or  restriction  of any kind,  including any  restriction  on use, voting,  transfer,  receipt  of income or  exercise  of any other  attribute  of ownership.

     "Exchange Act" means the Securities  Exchange Act of 1934, as amended,  and the rules and regulations thereunder.

     "Governmental  Authorization" means any approval, consent, license, permit, waiver,  registration  or  other  authorization  issued,  granted,  given,  made available or otherwise required by any Governmental Entity or pursuant to Law.

     "Governmental   Entity"   means  any  federal,   state,   local,   foreign,
international  or  multinational  entity  or  authority  exercising   executive,
legislative,  judicial,  regulatory,  administrative  or taxing  functions of or pertaining to government.

     "Governmental Order" means any judgment,  injunction,  writ, order, ruling, award or decree by any Governmental Entity or arbitrator.

     "Law" means any  constitution,  law,  ordinance,  principle  of common law, regulation, statute or treaty of any Governmental Entity.

     "Organizational  Documents"  means  (i)  the  articles  or  certificate  of incorporation  and the bylaws of a corporation,  (ii) the partnership  agreement and any statement of  partnership  of a general  partnership,  (iii) the limited partnership  agreement and the  certificate of limited  partnership of a limited partnership,  (iv) the  limited  liability  company  agreement  and  articles or certificate  of formation  of a limited  liability  company,  (v) any charter or similar document adopted or filed in connection with the creation,  formation or organization of a Person and (vi) any amendment to any of the foregoing.

     "Person"  means  any  individual,  corporation  (including  any  non-profit corporation),  general or limited partnership,  limited liability company, joint venture, estate, trust,  association,  organization,  labor union,  Governmental
Entity or other entity.

     "Remedies   Exception,"  when  used  with  respect  to  any  Person,  means performance of such Person's obligations except to the extent enforceability may be limited by applicable bankruptcy, insolvency,  reorganization,  moratorium or other laws  affecting  the  enforcement  of creditors'  rights  generally and by general equitable principles.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities  Act" means the  Securities  Act of 1933,  as amended,  and the rules and regulations thereunder.

     The following terms not defined above are defined in the sections indicated
below:

      Definition                                   Defined
      -------------------------------------------  ------------
      AIC Investment Shares                        Recitals
      AIC Preference Shares                        Recitals
      AIC Warrants                                 Recitals
      Cognigen Common Stock                        2.2
      Cognigen Registrable Securities              5.1
      Cognigen Securities                          2.5
      Closing                                      2.4
      Closing Date                                 2.4
      Company Interests                            2.1
      Holders                                      5.1
      Note                                         Recitals
      Purchase Price                               2.2

    II. Purchase and Sale of Company Interests, Preferred Stock and Closing

2.1  Purchase and Sale
     -----------------

     On the terms and  subject to the  conditions  set forth in this  Agreement,
Stanford  agrees to sell to  Cognigen,  and  Cognigen  agrees to  purchase  from
Stanford,  the AIC Preferred Shares, the AIC Investment Shares, the AIC Warrants
and the  Note,  including  accrued  interest  thereon  (together,  the  "Company
Interests").

2.2  Purchase Price
     --------------

     The  aggregate  consideration  to be issued  in  exchange  for the  Company
Interests is (i) 400,000 shares of Cognigen's Common Stock, $0.001 par value per share  ("Cognigen  Common  Stock"),  (ii) two year warrants to purchase  150,000 shares of Cognigen  Common Stock at an exercise price of $0.50 per share in such form as attached  hereto as Exhibit B, and (iii) five year  warrants to purchase
350,000 shares of Cognigen  Common Stock at an exercise price of $0.75 per share in such form attached hereto as Exhibit C (collectively, "Purchase Price").

2.3  Preferred Stock Purchase
     ------------------------

     In addition to the  consideration  set forth in Sections  2.1 and 2.2 above and as an integral  part of this  Agreement,  Venture  agrees to  purchase  from
Cognigen,  and Cognigen agrees to sell to Venture,  500,000 shares of Cognigen's
8% Convertible Preferred Stock for a purchase price of $500,000.

2.4  The Closing
     -----------

     (a)  The closing of the  transactions  contemplated  by this Agreement (the
          "Closing")  will take place  contemporaneously  with the  execution of this Agreement (the "Closing Date").

     (b)  On the Closing Date:

          (i)  Stanford will deliver to Cognigen:

               (A) certificates  representing the AIC Preferred Shares,  the AIC
          Investment  Shares,  and the AIC Warrants  held by Stanford,  free and clear  of all  Encumbrances,  duly  endorsed  or  accompanied  by such
          documentation   as  deemed   necessary  by  counsel  for  Cognigen  to
          effectuate transfer to Cognigen; and

               (B)  the  Note  representing  validly  due  indebtedness  of  the
          Company,  free and clear of all  Encumbrances  and validly assigned to
          Cognigen;

               (C) a copy of the text of the resolutions adopted by the board of directors (or similar  body) of Stanford  authorizing  the  execution,
          delivery  and   performance  of  this   Agreement,   certified  by  an
          appropriate officer of Stanford; and

               (D) such  other  certificates,  documents  and  instruments  that
          Cognigen  reasonably  requests for the purpose of (1)  evidencing  the accuracy of Stanford's  representations and warranties, (2) evidencing the performance  and compliance by Stanford with agreements  contained in this Agreement,  or (3) otherwise  facilitating the consummation of the transactions contemplated by this Agreement.

          (ii) Venture will deliver to Cognigen:

               (A)  advice of a wire  transfer  of  $500,000  to a bank  account designated by Cognigen or a cashier's  check in the amount of $500,000 payable to Cognigen;

               (A) a copy of the text of the resolutions adopted by the board of directors  (or similar  body) of Venture  authorizing  the  execution, delivery and performance of this Agreement certified by an appropriate officer of Venture; and

               (B) such  other  certificates,  documents  and  instruments  that
          Cognigen  reasonably  requests for the purpose of (1)  evidencing  the accuracy of Venture's  representations and warranties,  (2) evidencing the performance and compliance by Venture with agreements contained in this Agreement,  (3) otherwise  facilitating  the  consummation of the transactions contemplated by this Agreement.

     All  actions  to be  taken by  Stanford  and  Venture  in  connection  with consummation  of  the  transactions  contemplated  by  this  Agreement  and  all certificates,  opinions,  instruments and other documents required to effect the transactions  contemplated  by this  Agreement  will be in  form  and  substance satisfactory to Cognigen.

          (iii) Cognigen will deliver to Stanford:

               (A)  certificates  evidencing  the Cognigen  Common Stock and the
          Warrants comprising the Purchase Price; and

               (B) a copy of the text of the resolutions adopted by the board of
          directors  of  Cognigen   authorizing  the  execution,   delivery  and
          performance of this Agreement,  including the issuance of the Cognigen
          Common Stock and the Warrants comprising the Purchase Price, certified by an appropriate officer of Cognigen.

          (iv) Cognigen will deliver to Venture:

               (A) a certificate  representing  500,000  shares of Cognigen's 8%
          Convertible Preferred Stock; and

               (B) a copy of the text of the resolution  adopted by the Board of
          Directors  of  Cognigen   authorizing  the  execution,   delivery  and
          performance  of this  Agreement,  including  the  issuance  of 500,000 shares of Cognigen's 8% Convertible  Preferred Stock,  certified by an appropriate officer of Cognigen.

     (c) All items  delivered  by the parties at the  Closing  will be deemed to have been  delivered  simultaneously,  and no items will be deemed  delivered or waived until all have been delivered.

2.5  Cognigen Stock
     --------------

     Each certificate  representing  the Cognigen Common Stock,  Warrants and 8%
Convertible  Preferred Stock (collectively,  the "Cognigen  Securities") will be imprinted with a legend substantially in the following form:

          The securities  represented by this Certificate may not be offered for sale,  sold  or  otherwise  transferred  except  pursuant  to an  effective registration  statement  under the  Securities  Act of 1933 (the  "Act") or pursuant to an exemption from registration  under the Act, the availability of which is to be established to the satisfaction of the company.

     Each holder  desiring to transfer  any portion of the  Cognigen  Securities first must furnish Cognigen with (i) a written opinion  reasonably  satisfactory to  Cognigen in form and  substance  from  counsel  reasonably  satisfactory  to
Cognigen by reason of experience to the effect that the holder may transfer such
Cognigen Securities as desired without registration under the Securities Act and
(ii) a  written  undertaking  executed  by  the  desired  transferee  reasonably satisfactory  to  Cognigen  in form and  substance  agreeing  to be bound by the restrictions on transfer contained herein.

III. Representations and Warranties of Stanford and Venture

     Stanford and Venture  represent and warrant to Cognigen that as of the date of this Agreement:

3.1   Title to Company Interests
      --------------------------

     Stanford owns, of record and beneficially,  the Company Interests, free and clear of any Encumbrance.  At Closing, Cognigen will obtain good and valid title to such Company  Interests,  of record and  beneficially,  free and clear of any
Encumbrance.

3.2   Incorporation; Power and Authority
      ----------------------------------

     Each of Stanford  and Venture is duly  organized,  validly  existing and in good standing under the laws of the jurisdiction of its  organization.  Stanford and Venture each has all necessary  power and authority to execute,  deliver and perform this Agreement.

3.3   Valid and Binding Agreement
      ---------------------------

     The execution,  delivery and  performance of this Agreement by Stanford and
Venture  have been duly and validly  authorized  by all  necessary  corporate or equivalent  action.  This  Agreement  has been duly  executed  and  delivered by
Stanford  and  Venture  and  constitutes  the valid and  binding  obligation  of
Stanford and Venture,  enforceable  against each of them in accordance  with its terms, subject to the Remedies Exception.

3.4   No Breach; Consents
      -------------------

     The execution,  delivery and  performance of this Agreement by Stanford and
Venture will not (a) contravene any provision of the  Organizational  Documents, of Stanford  and  Venture;  (b) violate or conflict  with any Law,  Governmental
Order or Governmental Authorization;  (c) conflict with, result in any breach of any of the provisions of,  constitute a default (or any event which would,  with the  passage  of time or the  giving of notice or both,  constitute  a  default)
under,  result in a violation  of,  increase  the burdens  under,  result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or any right to terminate) or require a Consent, including any Consent, under any Contract or Governmental  Authorization that is either binding upon or enforceable  against  Stanford and Venture  except for Consents  which have been obtained;  (d)  result  in the  creation  of any  Encumbrance  upon the  Company
Interests held by Stanford; or (e) require any Governmental Authorization.

3.5   Brokerage
      ---------

     No Person will be entitled to receive any  brokerage  commission,  finder's fee, fee for financial  advisory services or similar  compensation in connection with the transactions  contemplated by this Agreement based on any Contract made by or on behalf of Stanford  and  Venture  for which  Cognigen or the Company of
Stanford and Venture is or could become liable or obligated.

3.6   Investment
      ----------

     Each of Stanford and Venture (a) understands  that the Cognigen  Securities have not been, and will not be, registered under the Securities Act or under any state  securities  laws, are being offered and sold in reliance upon federal and state  exemptions for  transactions  not involving any public  offering and will
contain  a  legend  restricting  transfer;   (b)  is  acquiring  those  Cognigen
Securities  being  acquired  by it solely  for its own  account  for  investment
purposes,   and  not  with  a  view  to  the  distribution  thereof;  (c)  is  a sophisticated  investor with  knowledge and experience in business and financial matters; (d) has received certain information  concerning Cognigen, has reviewed
Cognigen  SEC Reports  located on the  website of the  Securities  and  Exchange
Commission (http://www.sec.gov) and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Cognigen Securities;  (e) is able to bear the economic risk and lack of  liquidity  inherent  in  holding  the  Cognigen  Securities;  and  (f) is an
"Accredited  Investor" as that term is defined under Rule 501 of the  Securities
Act.  Notwithstanding  the  foregoing,  Stanford  may  designate  in  writing to
Cognigen  at least  three  business  days  prior to the  Closing  Date  that the warrants  or a portion  thereof  included in the  Purchase  Price be issued to a maximum of four persons who can represent as to (a) through (f) above.

IV.   Representations and Warranties of Cognigen

     Cognigen  represents  and  warrants to Stanford  and Venture that as of the date of this Agreement:

4.1   Incorporation; Power and Authority
      ----------------------------------

     Cognigen is a  corporation  duly  organized,  validly  existing and in good standing under the laws of its jurisdiction of organization,  with all necessary power and authority to execute, deliver and perform this Agreement.

4.2   Valid and Binding Agreement
      ---------------------------

     The execution,  delivery and performance of this Agreement by Cognigen have been  duly and  validly  authorized  by all  necessary  corporate  action.  This
Agreement has been duly executed and delivered by Cognigen and  constitutes  the valid and binding obligation of Cognigen,  enforceable  against it in accordance with its terms, subject to the Remedies Exception.

4.3   No Breach; Consents
      -------------------

     The execution,  delivery and performance of this Agreement by Cognigen will not (a)  contravene any provision of the  Organizational  Documents of Cognigen;
(b)  violate  or  conflict  with any  Law,  Governmental  Order or  Governmental
Authority;  (c) conflict with, result in any breach of any of the provisions of, constitute a default (or any event which would,  with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under,  result in the termination,  amendment,  suspension, modification, abandonment or acceleration of payment (or any right to terminate)
or require a Consent,  including any Consent under any Contract or  Governmental
Authorization  that is either binding upon or enforceable  against Cognigen;  or
(d) require any Governmental Authorization.

4.4   Brokerage
      ---------

     No Person will be entitled to receive any  brokerage  commission,  finder's fee, fee for financial  advisory services or similar  compensation in connection with the transactions  contemplated by this Agreement based on any Contract made by or on behalf of  Cognigen  for which  Stanford is or could  become  liable or obligated.

4.5   Investment Intent
      -----------------

     Cognigen  is  purchasing  the  Company  Interests  for its own  account for investment purposes, and not with a view to the distribution thereof.

4.6   Securities
      ----------

     The  Securities  will,  when issued and delivered in  accordance  with this
Agreement, be duly authorized, validly issued, fully paid and nonassessable.

4.7   SEC Filings; Financial Statements
      ---------------------------------

     (a) Cognigen has filed all forms, reports, schedules,  statements and other documents  required to be filed by it since  January 1, 2001  (collectively,  as supplemented  and amended since the time of filing,  the "Cognigen SEC Reports")
with the SEC.  The  Cognigen  SEC  Reports  (i) were  prepared  in all  material respects in accordance  with all applicable  requirements  of the Securities Act and the  Exchange  Act, as  applicable,  and (ii) did not, at the time they were filed,  contain  any untrue  statement  of a material  fact or omit to state any material  fact  required to be stated  therein or necessary in order to make the statements  therein,  in light of the circumstances  under which they were made, not misleading. The representation in clause (ii) of the preceding sentence does not apply to any misstatement or omission in any Cognigen SEC Report,  which was superseded by subsequent Cognigen SEC Reports.

     (b)  The  audited   consolidated   financial   statements   and   unaudited
consolidated  interim  financial  statements  of Cognigen  and its  consolidated
Subsidiaries  included or  incorporated by reference in the Cognigen SEC Reports have been  prepared in  accordance  with GAAP  consistently  applied  during the periods  indicated  (except  as may  otherwise  be  indicated  in the notes) and present fairly the financial  position,  results of operations and cash flows of
Cognigen  and its  consolidated  Subsidiaries  on a  consolidated  basis  at the respective  dates  and for the  respective  periods  indicated  (except  interim financial  statements  may not  contain  all notes and are  subject to  year-end adjustments).

V.   Registration Rights

5.1   Piggyback Registration Rights
      -----------------------------

     (a) Notice of  Registration.  If at any time,  the  Cognigen  Common  Stock issued hereunder or upon exercise of the warrants included in the Purchase Price or upon conversion of the 8% Convertible Preferred Stock ("Cognigen  Registrable
Securities")  shall  not be  eligible  for  sale  pursuant  to  Rule  144 of the
Securities  Act,  and  Cognigen  shall  determine  to register  (which  Cognigen anticipates doing by January 31, 2003) any of its equity securities,  either for its own account or the account of a security holder or holders, other than (i) a registration  relating solely to employee  benefit plans, or (ii) a registration relating solely to a Rule 145 transaction, Cognigen will:

          (i) promptly  give to the holders of Cognigen  Registrable  Securities notice thereof ("Holders"); and

          (ii) include in such registration (and any related qualification under blue  sky  laws or  other  compliance),  and in any  underwriting  involved therein,  all the Cognigen  Registrable  Securities  specified in a written request or  requests,  made within  twenty (20) days after  receipt of such written notice from Cognigen, by the Holders.

     (b) Underwriting. If the registration of which Cognigen gives notice is for a registered public offering involving an underwriting, Cognigen shall so advise the Holders as a part of the written  notice  given  pursuant to Section 5.1. In such event,  the right of the Holders to  registration  pursuant to this Section
5.1 shall be conditioned upon the Holders'  participation in such  underwriting, and the  inclusion  of the  Cognigen  Securities  in the  underwriting  shall be limited to the extent provided herein.

     In the event the Holders proposes to distribute its securities through such underwriting,  the Holders shall  (together  with Cognigen and the other holders
distributing  their  securities   through  such  underwriting)   enter  into  an
underwriting  agreement in customary form with the managing underwriter selected for such underwriting by Cognigen.  Notwithstanding any other provisions of this
Section 5.1, if the  managing  underwriter  determines  that  marketing  factors require a limitation of the number of shares to be  underwritten,  then Cognigen shall so advise the Holders and the Cognigen Securities held by the Holders that may be included in the registration  and  underwriting  shall be reduced in such reasonable  manner as is satisfactory to the managing  underwriter,  provided if there are other selling shareholders, the Holders shall be entitled to include a pro  rata  portion  of  Cognigen  Registrable  Securities  in such  registration statement.

     If the  Holders  disapprove  of the  terms  of any such  underwriting,  the
Holders may elect to withdraw  therefrom  by written  notice to Cognigen and the
managing   underwriter.   Any   securities   excluded  or  withdrawn  from  such
underwriting shall be withdrawn from such registration, and shall continue to be subject to the terms of this Agreement.

     (c)  Right to  Terminate  Registration.  Cognigen  shall  have the right to terminate  or withdraw any  registration  initiated by it under this Section 5.1 prior to the  effectiveness  of such  registration  whether or the Holders  have elected to include any Cognigen Securities in such registration statement.

5.2   Effectiveness of Registration Statement
      ---------------------------------------

     (a)  Cognigen.  Cognigen  will  maintain  each  registration  statement  or post-effective  amendment  filed  hereunder  effective  under the Securities Act until  the  earlier  of (i)  the  date  that  none of the  Cognigen  Registrable
Securities  covered by such Registration  Statement are or may become issued and outstanding,  (ii) the date that all of the Cognigen Registrable Securities have been  sold  pursuant  to such  Registration  Statement,  (iii)  the date all the
Holders receive an opinion of counsel to Cognigen that the Cognigen  Registrable
Securities may be sold under the provisions of Rule 144 without limitation as to volume,  or  (iv)  all  Cognigen  Registrable  Securities  have  been  otherwise transferred to persons who may trade such shares without  restriction  under the
Securities  Act, and Cognigen has delivered a new  certificate or other evidence of ownership for such securities not bearing a restrictive legend.

(b)   Cost of Registration
      --------------------

     All fees,  disbursements and  out-of-pocket  expenses and costs incurred by
Cognigen  in  connection  with the  preparation  and  filing  of a  registration statement  hereunder and in complying  with  applicable  securities and blue-sky laws (including,  without limitation,  all attorneys' fees of Cognigen) shall be borne by  Cognigen.  The  Holders  shall  bear the cost of  underwriting  and/or brokerage  discounts,  fees and commissions,  if any, applicable to the Cognigen
Registrable  Securities  being  registered.  The Holders and their counsel shall have a reasonable  period to review the proposed  registration  statement or any amendment thereto,  prior to filing with the SEC, and Cognigen shall provide the holders with copies of any comment  letters  received  from the SEC with respect thereto  upon  receipt  thereof.  Cognigen  shall  qualify  any of the  Cognigen
Registrable  Securities  for  sale  in such  states  as the  Holders  reasonably designate  and shall  furnish  indemnification  in the manner  provided  hereof.
However,  Cognigen  shall not be  required  to qualify  in any state  which will require an escrow or other restriction  relating to Cognigen and/or the Holders, or which  will  require  Cognigen  to qualify  to do  business  in such state or require  Cognigen to file  therein  any  general  consent to service of process.
Cognigen,  at its  expense,  will supply each of the Holders  with copies of the applicable  registration statement and the prospectus included therein and other related  documents in such  quantities as may be reasonably  requested by any of the Holders.

5.3   Registration Procedures
      -----------------------

     If and  whenever  Cognigen  is required  by any of the  provisions  of this
Agreement  to  effect  the  registration  of  any of  the  Cognigen  Registrable
Securities  under the  Securities  Act,  Cognigen  shall  (except  as  otherwise provided  in this  Agreement),  as  expeditiously  as  possible,  subject to the
Holders'  assistance and cooperation as reasonably required with respect to each registration statement:

     (a) prepare and file with the SEC such  amendments  and  supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep such registration  statement  effective and to comply with the provisions of the Securities  Act with respect to the sale or other  disposition of all Cognigen  Registrable  Securities covered by such registration  statement whenever any of the holder of Cognigen  Registrable  Securities  shall desire to sell or otherwise  dispose of the same (including  prospectus  supplements  with respect to the sales of  Cognigen  Registrable  Securities  from time to time in connection with a registration  statement pursuant to Rule 415 promulgated under the  Securities  Act) and (ii) take all lawful  action such that each of (A) the registration  statement  and any  amendment  thereto  does not,  when it becomes effective,  contain an untrue  statement  of a material  fact or omit to state a material fact required to be stated  therein or necessary to make the statements therein,  in  light  of the  circumstances  under  which  they  were  made,  not misleading and (B) the prospectus  forming part of the  registration  statement, and any amendment or supplement  thereto,  does not at any time while  effective include an untrue  statement of a material fact or omit to state a material fact required to be stated  therein or necessary to make the statements  therein,  in light of the circumstances under which they were made, not misleading;

     (b)  prior  to the  filing  with  the  SEC of  any  registration  statement
(including  any  amendments  thereto)  and the  distribution  or delivery of any prospectus (including any supplements thereto),  provide draft copies thereof to the Holders and reflect in such  documents all such comments as the Holders (and their counsel) reasonably may propose;  (ii) furnish to each of the Holders such numbers of copies of a  prospectus  including a  preliminary  prospectus  or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements  of the  Securities  Act, and such other  documents,  as any of the
Holders may  reasonably  request in order to facilitate the public sale or other disposition of the Cognigen  Registrable  Securities  owned by such holder;  and
(iii) provide to the holders copies of any comments and communications  from the
SEC relating to the registration statement, if lawful to do so;

     (c) register and qualify the Cognigen Registrable Securities covered by the registration  statement  under  such other  securities  or blue sky laws of such jurisdictions  as any of the holders of Cognigen  Registrable  Securities  shall reasonably  request (subject to the limitations set forth above), and do any and all other acts and things  which may be  necessary  or  advisable to enable such
Holder to consummate the public sale or other  disposition in such  jurisdiction of the Cognigen Registrable Securities owned by such holder;

     (d) list the  Cognigen  Registrable  Securities  on the  markets  where the
Common Stock of Cognigen is listed as of the effective date of the  registration statement,  if the  listing  of such  Cognigen  Registrable  Securities  is then permitted under the rules of such markets;

     (e)  notify  the  Holders at any time when a  prospectus  relating  thereto covered by the  registration  statement  is required to be  delivered  under the
Securities  Act, of the  happening  of any event of which it has  knowledge as a result of which the prospectus included in the registration  statement,  as then in effect,  includes an untrue  statement of a material fact or omits to state a material fact required to be stated  therein or necessary to make the statements therein not  misleading in the light of the  circumstances  then  existing,  and
Cognigen  shall  prepare and file a curative  amendment as quickly as reasonably possible  and  during  such  period,  the  holders  shall  not make any sales of
Cognigen Registrable Securities pursuant to the registration statement;

     (f) after  becoming  aware of such  event,  notify  each of the Holders who holds  Cognigen  Registrable  Securities  being  sold  (or,  in the  event of an underwritten  offering, the managing underwriters) of the issuance by the SEC of any stop order or other  suspension  of the  effectiveness  of the  registration statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

     (g) cooperate  with the holders to facilitate  the timely  preparation  and delivery of certificates for the Cognigen  Registrable  Securities to be offered pursuant to the  registration  statement  and enable such  certificates  for the
Cognigen  Registrable  Securities to be in such denominations or amounts, as the case may be, as any of the holders reasonably may request and registered in such names as any of the holders may request; and, within three business days after a
registration   statement  which  includes  Cognigen  Registrable  Securities  is declared  effective  by the SEC,  deliver  and cause legal  counsel  selected by
Cognigen to deliver to the transfer agent for the Registrable  Securities  (with copies to the Holders) an appropriate  instruction and, to the extent necessary, an opinion of such counsel;

     (h)  such  other  lawful  actions  reasonably  necessary  to  expedite  and facilitate  the  disposition  by  the  Holders  of  their  Cognigen  Registrable
Securities  in accordance  with the intended  methods  therefor  provided in the prospectus  which are customary for issuers to perform under the  circumstances;
and

          (i) maintain a transfer agent and registrar for the Common Stock

5.4   Indemnification
      ---------------

     (a)  Indemnification  by Cognigen.  To the maximum extent permitted by law,
Cognigen agrees to indemnify and hold harmless each of the Holders, each person, if any,  who controls  any of the Holders  within the meaning of the  Securities
Act, and each director, officer,  shareholder,  employee, agent, representative, accountant or attorney of the foregoing  (each of such  indemnified  parties,  a
"Distributing  Investor")  against any losses,  claims,  damages or liabilities, joint or several (which shall, for all purposes of this Agreement,  include, but not be limited to, all  reasonable  costs of defense and  investigation  and all reasonable attorneys' fees and expenses), to which the Distributing Investor may become subject,  under the Securities Act or otherwise,  insofar as such losses, claims,  damages or liabilities (or actions in respect  thereof) arise out of or are based upon any untrue  statement or alleged untrue statement of any material fact contained in any registration statement, or any related final prospectus or amendment or supplement  thereto, or arise out of or are based upon the omission or alleged  omission  to state  therein a material  fact  required  to be stated
therein or necessary to make the statements  therein not  misleading;  provided, however,  that Cognigen  will not be liable in any such case to the extent,  and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue  statement or alleged untrue statement or omission or alleged omission made in such registration  statement,  preliminary  prospectus, final  prospectus or amendment or supplement  thereto in reliance  upon,  and in conformity with, written  information  furnished to Cognigen by the Distributing
Investor,  its counsel,  or affiliates,  specifically for use in the preparation thereof  or (ii) by such  Distributing  Investor's  failure  to  deliver  to the purchaser a copy of the most recent  prospectus  (including  any  amendments  or supplements  thereto).  This  indemnity  agreement  will be in  addition  to any liability, which Cognigen may otherwise have.

     (b) Contribution.  In order to provide for just and equitable  contribution under the Securities Act in any case in which (i) a Distributing  Investor makes a claim for  indemnification  pursuant to Section  5.4 hereof but is  judicially determined  (by the entry of a final  judgment or decree by a court of competent jurisdiction  and the  expiration  of time to appeal  or the  denial of the last right of appeal)  that such  indemnification  may not be  enforced  in such case notwithstanding  the fact that the express  provisions of Section  5.3(a) hereof provide  for  indemnification  in such  case,  or (ii)  contribution  under  the
Securities  Act may be required on the part of Cognigen,  then  Cognigen and the applicable  Distributing  Investor  shall  contribute to the  aggregate  losses, claims,  damages or liabilities  to which they may be subject (which shall,  for all purposes of this Agreement,  include,  but not be limited to, all reasonable costs of  defense  and  investigation  and all  reasonable  attorneys'  fees and expenses),  in either such case (after contribution from others) on the basis of relative  fault as well as any  other  relevant  equitable  considerations.  The relative fault shall be determined by reference to, among other things,  whether the untrue or alleged  untrue  statement  of a material  fact or the omission or alleged  omission to state a material  fact relates to  information  supplied by
Cognigen on the one hand or the  applicable  Distributing  Investor on the other hand, and the parties'  relative  intent,  knowledge,  access to information and opportunity to correct or prevent such  statement or omission.  Cognigen and the
Distributing  Investor  agree  that  it  would  not be  just  and  equitable  if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any  other  method  of  allocation  which  does  not take  account  of the equitable  considerations  referred to in this  Section  5.4. The amount paid or payable by an indemnified  party as a result of the losses,  claims,  damages or liabilities  (or actions in respect  thereof)  referred to above in this Section
5.3(b)  shall be  deemed  to  include  any  legal or other  expenses  reasonably incurred by such indemnified party in connection with investigating or defending any such  action or  claim.  No person  guilty of  fraudulent  misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to
contribution   from  any  person   who  was  not   guilty  of  such   fraudulent
misrepresentation.

     Notwithstanding  any other provision of this Section 5.4, in no event shall
(i) any of the Distributing  Investors be required to undertake liability to any person under this Section  5.3(b) for any amounts in excess of the dollar amount of the proceeds  received by such  Distributing  Investor  from the sale of such
Distributing  Investor's  Cognigen  Registrable  Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any registration statement under which such Cognigen Registrable  Securities are registered under the Securities Act and (ii) any  underwriter be required to undertake  liability to any person  hereunder  for any amounts in excess of the  aggregate  discount, commission or other compensation payable to such underwriter with respect to the
Cognigen Registrable  Securities  underwritten by it and distributed pursuant to such registration statement.

                                  VI. General

6.1   Press Releases and Announcements
      --------------------------------

     Any public announcement, including any announcement to employees, customers or suppliers and others having dealings with Cognigen, or similar publicity with respect to this Agreement or the  transactions  contemplated  by this Agreement, will be  issued,  if at all,  at  such  time  and in  such  manner  as  Cognigen determines  and  approves.  Cognigen  will have the right to be present  for any in-person  announcement.  Unless  consented  to by  Cognigen or required by Law,
Stanford and Venture will keep this Agreement and the transactions  contemplated by this Agreement confidential.

6.2   Expenses
      --------

     Except as otherwise expressly provided for in this Agreement,  Stanford and
Venture,  on the one hand,  and Cognigen,  on the other hand,  will each pay all
expenses   incurred  by  each  of  them  in  connection  with  the  transactions contemplated by this Agreement, including legal, accounting,  investment banking and  consulting  fees  and  expenses  incurred  in  negotiating,  executing  and delivering  this  Agreement and the other  agreements,  exhibits,  documents and
instruments   contemplated   by  this   Agreement   (whether  the   transactions
contemplated  by this Agreement are  consummated  or not).  Stanford and Venture agree  that the  Company  has not  borne and will not bear any of  Stanford  and
Venture  expenses  in  connection  with the  transactions  contemplated  by this
Agreement.

6.3   Further Assurances
      ------------------

     On and  after  the  Closing  Date,  Stanford  and  Venture  will  take  all appropriate action and execute any documents,  instruments or conveyances of any kind  that may be  reasonably  requested  by  Cognigen  to carry  out any of the provisions of this Agreement.

6.4   Amendment and Waiver
      --------------------

     This Agreement may not be amended,  nor may any provision of this Agreement or any default, misrepresentation, or breach of warranty or agreement under this
Agreement be waived,  except in a writing  executed by the party  against  which such  amendment or waiver is sought to be enforced.  Neither the failure nor any delay by any Person in  exercising  any  right,  power or  privilege  under this
Agreement  will operate as a waiver of such right,  power or  privilege,  and no single or partial  exercise of any such right,  power or privilege will preclude any other or further exercise of such right,  power or privilege or the exercise of any other  right,  power or  privilege.  In  addition,  no course of  dealing between or among any  Persons  having any  interest  in this  Agreement  will be deemed  effective to modify or amend any part of this Agreement or any rights or obligations of any Person under or by reason of this  Agreement.  The rights and remedies of the parties to this Agreement are cumulative and not alternative.

6.5   Notices
      -------

     All  notices,  demands and other  communications  to be given or  delivered under or by reason of the  provisions of this  Agreement  will be in writing and will be deemed to have been given (i) when delivered if personally  delivered by hand (with  written  confirmation  of receipt),  (ii) when received if sent by a nationally recognized overnight courier service (receipt requested),  (iii) five business days after being mailed,  if sent by first class mail,  return  receipt requested,  or (iv) when receipt is  acknowledged  by an affirmative  act of the party  receiving  notice,  if sent by  facsimile,  telecopy or other  electronic transmission  device (provided that such an acknowledgement  does not include an acknowledgment  generated  automatically  by a facsimile or telecopy  machine or other electronic  transmission device).  Notices,  demands and communications to
Cognigen and Stanford and Venture will,  unless another  address is specified in writing, be sent to the address indicated below:

      If to Cognigen:

            Cognigen Networks, Inc.
            Attn:  Darrell H. Hughes, CEO
            7001 Seaview Avenue, N.W.
            Suite 218
            Seattle, Washington  98117

      With a copy to:

            Dorsey & Whitney LLP
            Attn:  Thomas S. Smith
            370 Seventeenth Street
            Suite 4700
            Denver, Colorado  80202
            Facsimile:  (303) 629-3450

      If to Stanford or Venture:

            Stanford Venture Capital Holdings, Inc.
            Attn:  Mauricio Alvarado, General Counsel
            5050 Westheimer
            Houston, Texas  77056

      With a copy to:

            Broad and Cassel
            Attn:  Dale S. Bergman
            201 S. Biscayne Boulevard
            Suite 3000
            Miami, Florida 33131
            Facsimile: (305) 373-9493

6.6   Assignment
      ----------

     Neither this  Agreement  nor any of the rights,  interests  or  obligations hereunder  may be  assigned  by any party to this  Agreement  without  the prior written consent of the other parties to this Agreement, except that Stanford may assign part of the Cognigen Securities comprising the Purchase Price as provided in  Section  3.6.  Subject  to the  foregoing,  this  Agreement  and  all of the provisions  of this  Agreement  will be binding upon and inure to the benefit of the parties to this  Agreement  and their  respective  successors  and permitted assigns.

6.7   No Third Party Beneficiaries
      ----------------------------

     Nothing  expressed or referred to in this  Agreement  confers any rights or remedies  upon any Person that is not a party or permitted  assign of a party to this Agreement.

6.8   Severability
      ------------

     Whenever possible,  each provision of this Agreement will be interpreted in such  manner as to be  effective  and valid  under  applicable  Law,  but if any provision  of this  Agreement  is  held to be  prohibited  by or  invalid  under applicable  Law, such provision  will be ineffective  only to the extent of such prohibition or invalidity,  without invalidating the remainder of such provision or the remaining provisions of this Agreement.

6.9   Complete Agreement
      ------------------

     This  Agreement  contains  the complete  agreement  between the parties and supersede any prior understandings,  agreements or representations by or between the parties, written or oral.

6.10  Signatures; Counterparts
      ------------------------

     This  Agreement  may be  executed in one or more  counterparts,  any one of which need not  contain  the  signatures  of more than one  party,  but all such counterparts  taken  together will  constitute  one and the same  instrument.  A facsimile signature will be considered an original signature.

6.11  GOVERNING LAW
      -------------

     THE DOMESTIC LAW,  WITHOUT REGARD TO CONFLICTS OF LAWS  PRINCIPLES,  OF THE
STATE OF FLORIDA WILL GOVERN ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY
AND  INTERPRETATION  OF THIS AGREEMENT AND THE  PERFORMANCE  OF THE  OBLIGATIONS
IMPOSED BY THIS AGREEMENT.

6.12  Construction
      ------------

     The parties and their respective  counsel have participated  jointly in the negotiation  and drafting of this  Agreement.  In addition,  each of the parties acknowledges  that it is  sophisticated  and has  been  advised  by  experienced counsel and, to the extent it deemed  necessary,  other  advisors in  connection with the negotiation  and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted  jointly by the parties and no presumption or burden of proof will arise  favoring or  disfavoring  any party by virtue of the authorship of any of the provisions of this Agreement.  The parties intend that each  representation, warranty  and  agreement  contained  in this  Agreement  will  have  independent significance.  If  any  party  has  breached  any  representation,  warranty  or agreement in any respect,  the fact that there  exists  another  representation, warranty or agreement  relating to the same subject  matter  (regardless  of the relative levels of specificity) that the party has not breached will not detract
from  or  mitigate   the  fact  that  the  party  is  in  breach  of  the  first representation,  warranty or agreement.  Any reference to any Law will be deemed to refer to all rules and regulations promulgated thereunder, unless the context requires  otherwise.  The headings  preceding  the text of articles and sections included in this  Agreement  and the headings to the  schedules and exhibits are for  convenience  only and are not be  deemed  part of this  Agreement  or given effect  in  interpreting  this  Agreement.  References  to  sections,  articles, schedules  or exhibits are to the  sections,  articles,  schedules  and exhibits contained  in,  referred  to or  attached to this  Agreement,  unless  otherwise specified. The word "including" means "including without limitation." The use of the masculine, feminine or neuter gender or the singular or plural form of words will not limit any  provisions of this  Agreement.  A statement  that an item is listed,  disclosed or described means that it is correctly listed,  disclosed or described,  and a statement  that a copy of an item has been  delivered  means a true and correct copy of the writing has been delivered.

6.13  Time of Essence
      ---------------

     With regard to all dates and time  periods set forth or referred to in this
Agreement, time is of the essence.

     IN WITNESS  WHEREOF,  Cognigen,  Stanford  and Venture have  executed  this
Agreement as of the date first above written.

COGNIGEN:                                STANFORD:

COGNIGEN NETWORKS, INC.                  STANFORD FINANCIAL GROUP COMPANY, INC.

                                         By:  /s/ James M. Davis
                                            --------------------
By:  /s/ Darrell H. Hughes               Name:  James M. Davis
   -----------------------------------          ----------------
Name:  Darrell H. Hughes                 Title: Chief Financial Officer
       -------------------------------          ---------------------------
Title: President
       ---------

                                         VENTURE:

                                         STANFORD VENTURE CAPITAL HOLDINGS, INC.

                                         By  /s/ James M. Davis
                                            --------------------
                                         Name: James M. Davis
                                               ---------------
                                         Title: President
                                                ------------

                                                                     EXHIBIT A
                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                             COGNIGEN NETWORKS, INC.

     Pursuant to the provisions of the Colorado  Business  Corporation  Act, the undersigned  corporation  adopts the  following  Articles  of  Amendment  to its
Articles of Incorporation:

     FIRST: The name of the corporation is Cognigen Networks, Inc.

     SECOND: The following  amendment to the Articles of Incorporation were duly adopted by the board of  directors  on October  __,  2002,  in  accordance  with
Section 7-106-102 of the Colorado Business Corporation Act.

     Article FOURTH of the Articles of Incorporation is hereby amended by adding the following Section (e):

     (e) Convertible  Series A Preferred Stock. Of the 20,000,000  shares of the corporation's  no par value  preferred stock  authorized,  500,000 shares of the corporation's preferred stock shall consist of 8% Convertible Series A Preferred
Stock  ("Convertible  Series  A").  The  rights,  preferences,   privileges  and
restrictions imposed upon the Convertible Series A are as follows:

          (i)  Dividends.  The  holders  of the  Convertible  Series  A shall be entitled to receive,  out of funds legally available  therefor,  cumulative dividends at the rate of 8% percent of the  Liquidation  Value per annum in cash,  when and if  declared  by the  Board  of  Directors  which  shall be preferential  to  dividends on any Junior  Securities.  The dividend on the
     Convertible Series A shall be payable semi-annually beginning 30 days after the last day of the  second  calendar  quarter  after the  issuance  of the
     Convertible  Series A ("Original  Issue Date") and 30 days after the end of each second calendar quarter thereafter,  when and if declared by the Board of Directors.  Any dividends  earned on the  Convertible  Series A from the
     Original  Issue  Date to the end of the first  calendar  quarter  after the
     Original Issue Date, shall be earned pro rata from the Original Issue Date.

          If any dividends payable on the Convertible  Series A are not paid for any reason, the right of the holders of the Convertible Series A to receive payment of such  dividends  shall not lapse or  terminate,  but said unpaid dividends  shall  accumulate  and  shall be paid  without  interest  to the holders of the  Convertible  Series A, when and if declared by the Board of
     Directors of the corporation, before any sum or sums shall be set aside for or applied to the purchase or redemption of the Convertible Series A or the
     purchase,   redemption  or  other  acquisition  for  value  of  any  Junior
     Securities and before any dividend shall be paid or declared,  or any other distribution  shall be ordered or made, upon any Junior  Securities.  After cumulative  dividends  on the  Convertible  Series A for all past  dividend periods  and for the then  current  year  dividend  period  shall have been declared  and paid or set  apart,  if the Board of  Directors  may  declare
     dividends  out  of  funds  legally  available  therefor,   such  additional
     dividends may be declared on any Junior Securities.  "Junior Securities" as used herein means any of the corporation's equity securities other than the
     Convertible Series A shares.

          (ii)  Liquidation and  Dissolution.  Upon the voluntary or involuntary liquidation,  winding  up or  dissolution  of the  corporation,  out of the assets available for distribution to shareholders each share of Convertible
     Series A shall be entitled to receive,  in preference to any payment on any
     Junior Securities of the corporation, an amount equal to one dollar ($1.00)
     per share, plus cumulative  dividends as provided in Section (e)(i) of this
     Article  FOURTH accrued and unpaid to the date payment is made available to the  Convertible  Series  A  (the  "Liquidation  Value").  After  the  full preferential  liquidation  amount has been paid to, or  determined  and set apart for,  Convertible  Series A, the remaining assets shall be payable to the holders of the corporation's Junior Securities. In the event the assets
     of  the  corporation  are   insufficient  to  pay  the  full   preferential
     liquidation  amount  required to be paid to the  Convertible  Series A, the
     Convertible Series A shall receive such funds pro rata on a share for share basis until the full liquidating  preference on the Convertible Series A is paid in full.

          A reorganization described in (iv)(4)(F) below shall not be considered to be a liquidation,  winding up or dissolution  within the meaning of this
     Section (e)(ii) of this Article FOURTH and the  Convertible  Series A shall be entitled only to the rights provided in the plan of reorganization.

          (iii) Voting. A holder of a share of Convertible Series A shall not be entitled to vote on any  matters,  including  the  election  of  directors, except as required by law.

          (iv) Conversion  Rights.  The holders of Convertible Series A have the following conversion rights (the "Conversion Rights"):

               (1) Right to Convert.  Subject to any prior automatic  conversion under  subsection  (2)  immediately  below,  each share of Convertible
          Series A shall be  convertible  at the  option of the  holder,  at the
          office  of  the   corporation  or  of  any  transfer  agent  for  such
          Convertible  Series  A,  as the  case  may be,  into  fully  paid  and nonassessable  shares of Common Stock, at a conversion  price of $1.00 per share,  subject to adjustment  pursuant to paragraph (iv)(4) below
          ("Conversion Price").

               (2)  Automatic  Conversion.  Each share of  Convertible  Series A shall be  automatically  converted  into  Common  Stock on October __,
          2007.  At such  time,  each  share  of  Convertible  Series A shall be converted into one fully paid and nonassessable  share of Common Stock at the Conversion Price.

               (3)  Mechanics  of  Conversion.  Before  any  holder of shares of
          Convertible  Series A shall be  entitled to convert the same into full shares of Common Stock pursuant to paragraph (iv)(1) above, the holder
          shall  surrender  the  certificate  or  certificates  therefor,   duly
          endorsed,  at the office of the  corporation  or of any transfer agent for such  Convertible  Series A, as the case may be,  and  shall  give written  notice to the  corporation  at such  office  that the  holder elects to convert the same and shall state  therein the holder's  name or the name or names of the  holder's  nominees  in which  the  holder wishes the certificate or  certificates  for shares of Common Stock to be issued. The corporation  shall, as soon as practicable  thereafter, issue and deliver or cause to be issued and  delivered  at such office to such holder, or to the holder's nominee or nominees,  a certificate or certificates for the number of full shares of Common Stock to which the holder shall be entitled as  aforesaid.  A conversion  pursuant to paragraph  (iv)(1) above shall be deemed to have occurred  immediately prior to the close of  business on the date of such  surrender  of the shares of  Convertible  Series A to be  converted,  and the  person or persons  entitled to receive the shares of Common Stock  issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

               Upon  automatic  conversion  of  Convertible  Series A into  full shares of Common Stock pursuant to paragraph (iv)(2) above, the holder of the Convertible  Series A shall,  upon request by the  corporation, surrender the certificate or certificates therefor,  duly endorsed, at the  office  of  the  corporation  or  any  transfer  agent  for  such
          Convertible  Series A, as the case may be, and shall state therein the holder's  name or the name or names of the holder's  nominees in which the holder wishes the certificate or certificates for shares of Common
          Stock to be issued.  The  corporation  shall,  as soon as  practicable thereafter,  issue and deliver or cause to be issued and  delivered at such office to such holder, or to the holder's nominee or nominees,  a certificate  or  certificates  for the number of full shares of Common
          Stock to which the holder shall be entitled as aforesaid.

               Each holder of the Convertible  Series A whose Convertible Series
          A is  converted  to  Common  Stock  shall  be  entitled  to,  and  the corporation shall promptly pay in cash, or set aside for payment,  all unpaid  dividends  with  respect  to  such  converted  shares  of  the
          Convertible  Series A, earned to and including the date of conversion.
          A holder  of the  Convertible  Series A shall not be  entitled  to any remaining  dividends  with  respect  to the  Convertible  Series  A so converted,  but  shall  be  entitled  to  receive,  on the date of the conversion,  the arrearages, if any, with respect to any shares of the
          Convertible Series A so converted.

               (4)  Adjustments to Conversion Price.

               (A) Special Definitions.  For purposes of this paragraph (e)(iv), the  "Original  Issue Date" shall mean,  the original  date on which a
          share  of  Convertible   Series  A  was  first  issued  to  each  such
          shareholder and "Market Price" shall be determined as follows:

                    (i) If the Common  Stock is listed on a national  securities exchange or a foreign  exchange,  is admitted to unlisted trading privileges  on such an  exchange,  or is listed for  trading on a trading system of the National Association of Securities Dealers,
               Inc. such as the Nasdaq  SmallCap  Market or the Nasdaq  National
               Market,  the OTC Bulletin Board or the Bulletin  Board  Exchange,
               then the current  value shall be the last  reported sale price of the  Common  Stock  on such an  exchange  or  system  on the last business day prior to the  conversion  date or if no such sale is made on such day,  the  average of the closing bid prices for the
               Common  Stock for such day on such  exchange or such system shall be used;

                    (ii) If the Common  Stock is not so listed on such  exchange or system or admitted to unlisted trading privileges, the current value  shall be the  average  of the  last  reported  bid  prices reported  by the  National  Quotation  Bureau,  Inc.  on the last business day prior to the date of conversion date; or

                    (iii) If the Common  Stock is not so listed or  admitted  to unlisted  trading  privileges  and  if  bid  prices  are  not  so reported,  the current  value  shall be an amount,  not less than book  value,  determined  in  such  reasonable  manner  as may be prescribed by the board of directors of the corporation.

               (B)  Adjustment  for  Stock  Splits  and  Combinations.   If  the
          corporation  shall at any time or from time to time after the Original
          Issue Date effect a subdivision of the outstanding  Common Stock,  the applicable  Conversion  Price then in effect  immediately  before that subdivision shall be proportionately decreased and, conversely, if the corporation  shall at any time or from time to time after the Original
          Issue  Date  combine  the  outstanding  shares  of Common  Stock,  the applicable  Conversion  Price  then in effect  immediately  before the combination shall be proportionately  increased. Any adjustments under this  paragraph  (iv)(4)(B)  shall  become  effective  at the close of business on the date the subdivision or combination becomes effective.

               (C) Adjustment for Certain  Dividends and  Distributions.  In the
          event the  corporation  at any time,  or from time to time,  after the
          Original Issue Date shall make or issue,  or fix a record date for the determination  of holders  of Common  Stock  entitled  to  receive,  a dividend or other distribution payable in shares of Common Stock, then and in each event the applicable Conversion Price then in effect shall be decreased  as of the time of such  issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying  the Conversion  Price then in effect by a fraction:

                    (i) the  numerator  of which  shall be the  total  number of shares of Common Stock issued and outstanding  immediately  prior to the time of such  issuance  or the close of  business  on such record date, and

                    (ii) the  denominator  of which shall be the total number of shares of Common Stock issued and outstanding  immediately  prior to the time of such  issuance  or the close of  business  on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;  provided,  however, if such record  date shall have been fixed and such  dividend is not fully paid or if such  distribution is not fully made on the date
               fixed  therefor,   the  Conversion   Price  shall  be  recomputed
               accordingly  as of the close of  business on such record date and thereafter  such Conversion  Price shall be adjusted  pursuant to this  paragraph  (iv)(4)(c)  as of the time of actual  payment of such dividends or distributions.

               (D)  Adjustment  for Other  Dividends and  Distributions.  In the
          event  the  corporation  at any time or from  time to time  after  the
          Original Issue Date shall make or issue,  or fix a record date for the determination  of holders  of Common  Stock  entitled  to  receive,  a
          dividend  or  other   distribution   payable  in   securities  of  the
          corporation  other than shares of Common Stock, then and in such event provisions  shall be made so that the holders of Convertible  Series A shall receive upon  conversion  thereof,  in addition to the number of shares of Common Stock receivable thereon, the amount of securities of the corporation  which they would have received had their  Convertible
          Series A been  converted  into Common  Stock on the date of such event and had  thereafter,  during the period from the date of such event to and including the conversion date, retained such securities  (together with any distributions  payable thereon during such period) receivable by them as aforesaid  during such period,  giving  application  to all adjustments  called for during such period  under this  paragraph  (d)
          with respect to the rights of the holders of the Convertible Series A.

               (E) Adjustment for  Reclassification,  Exchange, or Substitution.
          If the Common Stock  issuable upon the  conversion of the  Convertible
          Series A at any time or from  time to time  after the  Original  Issue
          Date,  shall be changed into the same or different number of shares of any class or  classes of stock,  whether  by  capital  reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividends provided for in paragraphs (iv)(4)(B) and
          (C) above,  or a  reorganization,  merger,  consolidation,  or sale of assets provided for in paragraph  (iv)(4)(F) below,  then, and in each such event,  provisions shall be made (by adjustment to the Conversion
          Price or  otherwise)  so that the holder of each share of  Convertible
          Series A shall  have the right  thereafter  to  convert  each share of
          Convertible  Series A into the kind and  amount of shares of stock and
          other    securities     receivable    upon    such     reorganization,
          reclassification,  or other change, by holders of the number of shares of Common  Stock into which such share of  Convertible  Series A might
          have  been  converted   immediately  prior  to  such   reorganization,
          reclassification,  or change,  all  subject to further  adjustment  as provided herein.

               (F) Adjustment for Reorganization, Merger, Consolidation or Sales
          of  Assets.  If at any time or from time to time  after  the  Original
          Issue Date, there shall be a capital reorganization of the corporation
          (other than a subdivision, combination, reclassification,  exchange or substitution of shares  provided for in paragraphs  (iv)(4)(B) and (E)
          above) or a merger or  consolidation  of the corporation  with or into another  corporation,  or the sale of all or substantially  all of the corporation's  properties  and  assets to any other  person or entity, then,  as a part of such  reorganization,  merger,  consolidation,  or sale,  provision shall be made (by adjustment to the Conversion  Price or  otherwise) so that the holders of the  Convertible  Series A shall thereafter be entitled to receive upon  conversion of the  Convertible
          Series A, the number  and kind of shares of stock or other  securities or  property  of  the  corporation,  or of any  successor  corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock  deliverable upon conversion of such shares would have been entitled if such capital reorganization,  merger,  consolidation, or sale occurred on the date of the conversion.

          (5) No  Impairment.  The  corporation  will not, by  amendment  of its
     Articles  of  Incorporation  or through  any  reorganization,  transfer  of assets, consolidation,  merger, dissolution, issue or sale of securities or any  other  voluntary  action,  avoid or seek to avoid  the  observance  or performance  of any of the terms to be observed or  performed  hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the  provisions of this  paragraph  (e)(iv) and in the taking of all such action as may be necessary or appropriate, in order to protect the conversion  rights  of the  holders  of the  Convertible  Series A  against impairment.

          (6)  Certificate  as to  Adjustments.  Upon  the  occurrence  of  each adjustment or readjustment of the Conversion  Price or any other adjustment pursuant to this paragraph  (e)(iv),  the  corporation at its expense shall promptly  compute such  adjustment or  readjustment  in accordance with the terms hereof and furnish (in accordance  with subsection (8) below) to each holder  of such  Convertible  Series A a  certificate  setting  forth  such adjustment or readjustment  and showing in detail the facts upon which such adjustment or  readjustment  is based.  The  corporation  shall furnish (in accordance  with  subsection  (8) below) or cause to be  furnished  to such holder  a like  certificate  setting  forth  the (A)  such  adjustment  and readjustment,  (B) the Conversion Price at the time in effect,  and (C) the number of shares of Common Stock and the amount,  if any, of other property which at the time would be received upon the  conversion of a share of such
     Convertible Series A.

          (7) Notices of Record Date. In the event that:

               (A) the  corporation  shall set a record  date for the purpose of entitling  the  holders  of its  shares of Common  Stock to  receive a dividend, or other distribution, payable otherwise than in cash;

               (B) the  corporation  shall set a record  date for the purpose of entitling  the holders of its shares of Common Stock to subscribe  for or purchase any shares of any class or to receive any other rights;

               (C)  there  shall  occur  any  capital   reorganization   of  the
          corporation,  reclassification of the shares of the corporation (other than a subdivision or combination  of its  outstanding  common stock), consolidation  or  merger  of the  corporation  with or  into  another corporation or conveyance of all or substantially all of the assets of the corporation to another person or entity; or

               (D) there  shall occur a voluntary  or  involuntary  dissolution, liquidation, or winding up of the corporation;

               then,  and in any such case,  the  corporation  shall cause to be mailed  to the  holders  of record  of the  outstanding  shares of the
          Convertible  Series A, at least 10 days prior to the date  hereinafter specified, a notice stating (i) the date which (x) has been set as the record date for the purpose of such dividend, distribution, or rights, or (y) such reclassification,  reorganization,  consolidation, merger, conveyance,  dissolution,  liquidation or, winding up is to take place and (ii) the record date as of which holders of Common Stock of record
          shall  be   entitled   to  other   property   deliverable   upon  such
          reclassification,  reorganization,  consolidation, merger, conveyance, dissolution, liquidation or winding up.

          (8)  Notices.  Any notice  required by the  provisions  of this paragraph  (e)(iv)  to be given to the  holders  of shares  of  Convertible
     Series A shall be in writing and shall be delivered by personal  service or agent, or by registered or certified mail, return receipt  requested,  with postage thereon fully prepaid.  All such communications  shall be addressed to each  holder  of  record at its  address  appearing  on the books of the corporation.  Service of any such  communication made only by mail shall be deemed  complete on the date of actual delivery as shown by the addressee's registry or certification receipt.

          (9)  Fractional  Shares.  No fractional  shares of Common Stock shall be issued upon  conversion  of  Convertible  Series A. In lieu of any fractional  shares to which the holder would  otherwise  be  entitled,  the corporation shall pay cash equal to the product of such fraction multiplied by the Market Price of one share of the  corporation's  Common Stock on the date of conversion.

          (10)  Payment  of  Taxes.  The  corporation  will pay all taxes
     (other than taxes based upon  income) and other  governmental  charges that may be imposed  with  respect to the issue or  delivery of shares of Common
     Stock upon conversion of shares of Convertible  Series A, including without limitation any tax or other charge imposed in connection  with any transfer involved  in the issue  and  delivery  of shares of Common  Stock in a name other  than  that in  which  the  shares  of the  Convertible  Series  A so converted were registered.

          (11) Reservation of Common Stock.  The corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock,  solely for the purpose of effecting the conversion of the
     Convertible Series A, the full number of shares of Common Stock deliverable upon the conversion of all shares of Convertible Series A from time to time
     outstanding.   The  corporation  shall  from  time  to  time  increase  the authorized  number  of shares of  Common  Stock if the  remaining  unissued authorized  shares of Common  Stock shall not be  sufficient  to permit the conversion of all of the Convertible Series A at the time outstanding.

          (12) Restrictions and Limitations. So long as any shares of the
     Convertible Series A remain outstanding, the corporation may not, without a vote or written  consent by the  holders of a majority  of the  outstanding shares of the Convertible Series A, voting as a separate class,  authorize, issue,  obligate itself to issue, or agree to the authorization or issuance by any of the  subsidiaries  of the  corporation  of, any capital  stock or securities  convertible into or exercisable for any capital stock, having a preference  over, or being on a parity with, the Convertible  Series A with respect to voting, dividends or upon liquidation.

          (13) Registration Rights. Holders of Convertible Series A shall have registration  rights under the Securities Act of 1983, as amended with respect to the Common Stock  issuable upon  conversion  of the  Convertible
     Series A as set forth in that certain Purchase  Agreement dated October __,
     2002, by and among,  Cognigen  Networks,  Inc.,  Stanford  Financial  Group
     Company, Inc. and Stanford Venture Capital Holdings, Inc.

          (14) Retirement of Convertible Series A Converted. No shares of
     Convertible Series A that have been converted shall ever again be reissued, and all such shares so converted shall, upon such conversion, cease to be a part of the authorized shares of the corporation.

               (v) No  Preemptive  Rights.  No holder of the  Convertible
          Series A shall be entitled as of right to subscribe for, purchase,  or receive any part of any new or additional shares of any class, whether now  or  hereafter  authorized,  or of  bonds,  debentures,  or  other evidences of indebtedness  convertible into or exchangeable for shares of any class,  but all such new or additional  shares of any class, or bonds, debentures, or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such  consideration  (to the extent permitted  by law),  and to such  person  or  persons  as the Board of
          Directors in their absolute discretion may deem advisable.

               (vi)  Replacement.  Upon  receipt of  evidence  reasonably satisfactory to the corporation of the ownership and the loss,  theft, destruction or mutilation of any  certificate  evidencing  Convertible
          Series  A  shares,  and in  the  case  of  any  such  loss,  theft  or destruction,  upon  receipt of  indemnity  and surety bond  reasonably satisfactory  to  the  corporation,  or,  in  the  case  of  any  such mutilation upon surrender of such  certificate,  the corporation  will
          (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Convertible Series
          A shares  represented  by such lost,  stolen,  destroyed  or mutilated certificate  and dated the date of such  lost,  stolen,  destroyed  or mutilated certificate.

Dated:  October __, 2002

                                    COGNIGEN NETWORKS, INC.,
                                    a Colorado corporation

                                    By:
                                        --------------------------------------
                                        Darrell H. Hughes, President

                                                                     EXHIBIT B

The securities represented by this Stock Purchase Warrant may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement  under the  Securities  Act of 1933  (the  "Act")  or  pursuant  to an exemption from  registration  under the Act, the  availability of which is to be established to the satisfaction of the Company.

                             STOCK PURCHASE WARRANT

                          To Subscribe for and Purchase
                                  Common Stock
                                       of
                             COGNIGEN NETWORKS, INC.

     THIS  CERTIFIES  THAT,  for value  received,  ______(name)________,  or its registered  assigns  ("Holder"),  is entitled to subscribe for and purchase from
Cognigen Networks, Inc. ("Company"),  a corporation organized and existing under the laws of the State of  Colorado,  at the price  specified  below  (subject to adjustment  as noted  below) at any time after the date hereof to and  including
October 14, 2004 (the  "Expiration  Date") One Hundred Fifty Thousand  (150,000)
fully paid and  nonassessable  shares of the  Company's  $0.001 par value common stock ("Common Stock")  (subject to adjustments as noted below)  ("Warrant") and if held by more than one person  ("Warrants").  The Warrant exercise price shall be $0.50 per share of Common Stock ("Exercise Price").

     This Warrant is subject to the following provisions, terms and conditions:

     1. The rights  represented  by this Warrant may be exercised by the Holder, in whole or in part, by written  notice of exercise  delivered to the Company 20 days prior to the intended date of exercise and by the surrender of this Warrant
(properly  endorsed if  required)  at the  principal  office of the Company and, except as provided in Section 11 of this Warrant, upon payment to it by official bank check of the purchase  price for such shares.  The Company  agrees that the shares so  purchased  shall be and are  deemed to be issued to the Holder as the record  owner of such  shares as of the close of  business  on the date on which this  Warrant  shall have been  surrendered  and payment made for such shares as
aforesaid.   Subject  to  the  provisions  of  the  next  succeeding  paragraph, certificates  for the shares of Common Stock so purchased  shall be delivered to the Holder within a reasonable  time,  not  exceeding 10 days,  after the rights represented  by this  Warrant  shall have been so  exercised,  and,  unless this
Warrant has expired,  a new Warrant  representing the number of shares of Common
Stock,  if any,  with  respect  to which this  Warrant  shall not then have been exercised shall also be delivered to the Holder within such time.

     2.  Notwithstanding  the  foregoing,  however,  the  Company  shall  not be required to deliver any  certificate for shares of Common Stock upon exercise of this  Warrant  except in  accordance  with the  provisions,  and  subject to the limitations, of paragraph 6 hereof.

     3. The Company  represents  and  warrants  that this  Warrant has been duly authorized  by all  necessary  corporate  action,  has been  duly  executed  and delivered  and is a legal and binding  obligation  of the  Company.  The Company covenants  and agrees  that all shares of Common  Stock which may be issued upon the exercise of the rights  represented  by this Warrant  according to the terms hereof  will,  upon  issuance,  be duly  authorized  and issued,  fully paid and nonassessable.  The Company further  covenants and agrees that during the period within  which the rights  represented  by this  Warrant  may be  exercised,  the
Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription  rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4. This Warrant  shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

     5. The  Holder,  by  acceptance  of this  Warrant,  agrees to give  written notice,  using the Form of Assignment  attached to this Warrant,  to the Company before  transferring  this Warrant or transferring  any Common Stock issuable or issued upon the exercise hereof of such Holder's  intention to do so, describing briefly the manner of any  proposed  transfer of this  Warrant or such  Holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such Holder shall also provide the Company with a counsel's opinion  satisfactory to the Company to the effect that the proposed transfer  of this  Warrant  or  disposition  of shares  of  Common  Stock may be effected without  registration or qualification (under any federal or state law)
of this  Warrant  or the  shares of Common  Stock  issuable  or issued  upon the exercise hereof. Upon receipt of such written notice and opinion by the Company, such Holder  shall be entitled to transfer  this  Warrant,  or to exercise  this
Warrant in  accordance  with its terms and dispose of the shares of Common Stock received  upon such  exercise or to dispose of shares of Common  Stock  received upon the previous exercise of this Warrant,  all in accordance with the terms of the notice delivered by such Holder to the Company, provided that an appropriate legend respecting the aforesaid  restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares of Common Stock.

     6. Subject to the  provisions  of paragraph 5 hereof,  this Warrant and all rights hereunder are transferable,  in whole or in part, at the principal office of the  Company by the  Holder in person or by duly  authorized  attorney,  upon surrender  of this  Warrant  properly  endorsed.  Each  taker and Holder of this
Warrant,  by taking or holding the same,  consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this  Warrant as the  absolute  owner hereof for any purpose and as the person  entitled to exercise the rights  represented by this Warrant,  or to the  transfer  hereof on the books of the  Company,  any notice to the  contrary notwithstanding;  but until such  transfer on such books,  the Company may treat the registered Holder as the owner for all purposes.

     7. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of
Common Stock which may be subscribed for and purchased  hereunder,  each of such new Warrants to represent the right to subscribe for and purchase such number of shares of Common Stock as shall be designated by said Holder at the time of such surrender.

     8. The Company covenants that:

          (a) All shares of Common  Stock that may be issued and  delivered to a
     Holder  upon the  exercise  of this  Warrant  and  payment  of the  Warrant purchase price will be, upon such delivery,  validly and duly issued, fully paid and nonassessable.

          (b) Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its  successors  and shall inure to the benefit of the Holder and the successors and assigns of the Holder.

          (c) If the Company fails to perform any of its obligations  hereunder, it shall be liable  to the  Holder  for all  damages,  costs  and  expenses resulting from the failure,  including,  but not limited to, all reasonable attorney's fees and disbursements.

          (d) This Warrant cannot be changed or terminated or any performance or condition  waived in whole or in part  except by an  agreement  in  writing signed by the party against whom enforcement of the change,  termination or waiver is sought.

          (e) If any  provision  of this  Warrant  shall be held to be  invalid, illegal or unenforceable,  such provision shall be severed, enforced to the extent possible,  or modified in such a way as to make it enforceable,  and the  invalidity,  illegality  or  unenforceability  shall  not  affect  the remainder of this Warrant.

     9. (a) If the Company shall at any time  subdivide its  outstanding  Common
Stock by  recapitalization,  reclassification or split-up thereof, the number of
Shares  of  Common  Stock  subject  to this  Warrant  immediately  prior to such subdivision shall be proportionately  increased, and if the Company shall at any time combine the outstanding Common Stock by recapitalization,  reclassification or  combination  thereof,  the number of Shares of Common Stock  subject to this
Warrant   immediately  prior  to  such  combination  shall  be   proportionately
decreased.  Any  corresponding  adjustment  to the  Exercise  Price shall become effective  at the close of business on the record date for such  subdivision  or combination.

          (b) In the event of a dividend (other than in shares of Common Stock), the proposed  dissolution or  liquidation of the Company,  or any corporate separation  or  division,  including,  but  not  limited  to,  a  split-up, split-off or  spin-off,  or a merger or  consolidation  of the Company with another Company,  or the sale of all or substantially  all of the assets of the  Company,  the Board of  Directors of the Company may provide that each
     Holder will have the right to exercise  this  Warrant (at its then  current
     Exercise Price) solely for the kind and amount of shares of stock and other securities,  property, cash or any combination thereof receivable upon such dissolution,  liquidation,  corporate separation or division,  or merger or consolidation by a Holder of the number of shares of Common Stock for which
     this  Warrant  might  have  been  exercised   immediately   prior  to  such
     dissolution,  liquidation,  corporate separation or division,  or merger or consolidation.

          (c)  The   preceding   paragraph   will  not  apply  to  a  merger  or
     consolidation  in which the Company is the surviving  Company and shares of
     Common Stock are not converted  into or exchanged for stock,  securities of any other Company,  cash or any other thing of value.  Notwithstanding  the preceding  sentence,  in case of any  consolidation  or merger  of  another
     Company into the Company in which the Company is the surviving  Company and in which there is a  reclassification  or change (including a change to the right to receive  cash or other  property)  of the  shares of Common  Stock
     (excluding a change in par value, or from no par value to par value, or any change as a result of a  subdivision  or  combination,  but  including  any change in such  shares into two or more  classes or series of shares),  the
     Board may provide  that the Holder of this  Warrant  will have the right to exercise this Warrant solely for the kind and amount of shares of stock and other  securities  (including those of any new direct or indirect parent of the Company),  property,  cash or any combination  thereof  receivable upon such reclassification, change, consolidation or merger by the Holder of the number of shares of Common  Stock for which  this  Warrant  might have been exercised.

          (d) In the event of a change in the  Common  Stock of the  Company  as presently  constituted  into the same number of shares with a different par value,  the shares  resulting from any such change will be deemed to be the
     Common Stock of the Company within the meaning of this Warrant.

          (e) Except as expressly provided in this Warrant, the Holder will have no rights by reason of any subdivision or  consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another  Company;  and any issue by the Company of shares of stock of any class, or securities  convertible into shares of stock of any class, will not affect, and no adjustment will be made with respect to, the number or price of shares of Common Stock  subject to this  Warrant.  The grant of this  Warrant  will not affect in any way the right or power of the Company to make adjustments,  reclassifications,  reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

     10. All questions  concerning this Warrant will be governed and interpreted and enforced in accordance  with the internal law, not the law of conflicts,  of the State of Colorado.

     11. For  purposes  of this  Section  11,  this  Warrant  shall be deemed to represent  the same  number  of  Warrants  as there are  shares of Common  Stock underlying this Warrant  ("Warrant  Shares").  For example,  if there are 10,000
Warrant Shares  underlying  this Warrant,  then for purposes of this Section 11, the Holder shall be deemed to hold 10,000 Warrants. In addition, for purposes of this Section 11, the following terms shall have the following meanings:

     "Current Market Value of a Warrant Share" shall be determined as follows:

          (a) If the Common Stock is listed on a national securities exchange or a foreign exchange,  is admitted to unlisted trading  privileges on such an exchange,  or is listed  for  trading on a trading  system of the  National
     Association of Securities Dealers,  Inc. such as the Nasdaq SmallCap Market or the Nasdaq National Market, the OTC Bulletin Board or the Bulletin Board
     Exchange,  then the current  value shall be the last reported sale price of the Common  Stock on such an  exchange or system on the last  business  day prior to the  conversion  date or if no such sale is made on such day,  the average of the closing bid prices for the common stock for such day on such exchange or such system shall be used; or

          (b) If the Common Stock is not so listed on such exchange or system or admitted to unlisted  trading  privileges,  the current  value shall be the average of the last reported bid prices reported by the National  Quotation
     Bureau, Inc. on the last business day prior to the date of conversion date.

          "Warrant Value" shall mean the Current Market Value of a Warrant Share minus or less the Exercise Price payable under this Warrant as of the close of business on the last business day prior to the day the Company  receives a notice from the Holder under this Section 11.

          The  Holder of this  Warrant  shall have the right to  exchange,  in a cashless transaction, all or part of the Holder's Warrants for Common Stock issued by the  Company  at  anytime  prior to the  Expiration  Date of such
     Warrants by providing  written  notice  ("Notice") to the Company using the
     Subscription  Form  attached  to this  Warrant.  Such  Notice  may  only be provided at a time when the Common  Stock is listed or approved for trading or quotation on a domestic or foreign exchange, interdealer trading system, or national  quotation  bureau.  Such Notice  shall set forth the number of
     Warrants which the Holder elects to exchange for Common Stock.

          Within  10 days  after  receipt  of such  Notice by the  Company,  the
     Company  shall issue the number of shares of Common Stock of the Company to the  Holder  which is  determined  by  dividing  the  Warrant  Value of the
     Warrants being  exchanged by the Current Market Value of a Warrant Share as of the date the Notice is received by the Company.

          The Holder shall  surrender  the Warrant that the Holder is exchanging for shares of Common Stock upon receipt  thereof.  If the entire Warrant is being  exchanged by the Holder for Common  Stock,  the Company shall cancel the entire Warrant.  If less than the entire Warrant is being exchanged for
     Common  Stock,  the  Company  shall  issue  a new  Warrant  to  the  Holder representing the portion of this Warrant which was not exchanged for Common
     Stock.

     12. The Holder of this  Warrant  shall have  registration  rights under the
Securities  Act of 1933,  as amended with  respect to the Common Stock  issuable upon  exercise of this Warrant as set forth in that certain  Purchase  Agreement dated as of October 15,  2002,  by and between the Company,  Stanford  Financial
Group Company, Inc. and Stanford Venture Capital Holdings, Inc.

     IN WITNESS WHEREOF,  Cognigen Networks,  Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of October
15, 2002.

                                    COGNIGEN NETWORKS, INC.

                                    By:
                                        ----------------------------------------

                                       Darrell H. Hughes

                                    Its: President and Chief Executive Officer
                                         ---------------------------------------

                                SUBSCRIPTION FORM

           To be Executed by the Holder of this Warrant if such Holder
              Desires to Exercise this Warrant in Whole or in Part:

      To:   Cognigen Networks, Inc. (the "Company")

            The undersigned ________________________________

                     Please insert Social Security or other
                        identifying number of Subscriber:
                     --------------------------------------

hereby irrevocably elects to exercise the right of purchase  represented by this
Warrant for,  and to purchase  thereunder,  __________  shares of the $0.001 par value common stock (the "Common Stock") provided for therein and tenders payment herewith

o    to the order of the  Company in the amount of  $___________,  such  payment being made as provided on the face of this Warrant; or
o    in the form of a cashless  exercise pursuant to Section 11 of this Warrant, and elects to exchange ______________ Warrants for shares of Common Stock.

     The undersigned  requests that certificates for such shares of Common Stock be issued as follows:

Name:
       -------------------------------------------------------------------------
Address:
          ----------------------------------------------------------------------
Deliver to:
             -------------------------------------------------------------------
Address:
          ----------------------------------------------------------------------

and,  if such  number of shares of Common  Stock  shall not be all the shares of
Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock  purchasable  under this Warrant be  registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:

                        Signature
                                  --------------------------------------------
                                 Note:  The  signature  on  this  Subscription
                                 Form  must   correspond   with  the  name  as
                                 written  upon  the  face of this  Warrant  in
                                 every  particular,   without   alteration  or
                                 enlargement or any change whatever.

                               FORM OF ASSIGNMENT
                       (To Be Signed Only Upon Assignment)

     FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto:

                                    ------------------------------------------
                                                      [NAME]

      this Warrant, and appoints

                                    ------------------------------------------
                                                      [NAME]

to  transfer  this  Warrant on the books of the  Company  with the full power of substitution in the premises. Dated: In the presence of:

                                    (Signature  must  conform in all  respects
                                    to the name of the Holder as  specified on
                                    the   face   of   this   Warrant   without
                                    alteration,   enlargement  or  any  change
                                    whatsoever,  and  the  signature  must  be
                                    guaranteed in the usual manner)

                                                                       EXHIBIT C

The securities represented by this Stock Purchase Warrant may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement  under the  Securities  Act of 1933  (the  "Act")  or  pursuant  to an exemption from  registration  under the Act, the  availability of which is to be established to the satisfaction of the Company.

                             STOCK PURCHASE WARRANT

                          To Subscribe for and Purchase
                                  Common Stock
                                       of
                             COGNIGEN NETWORKS, INC.

     THIS  CERTIFIES  THAT,  for  value  received,  _____(name)________,  or its registered  assigns  ("Holder"),  is entitled to subscribe for and purchase from
Cognigen Networks, Inc. ("Company"),  a corporation organized and existing under the laws of the State of  Colorado,  at the price  specified  below  (subject to adjustment  as noted  below) at any time after the date hereof to and  including
October 14, 2007 (the "Expiration  Date") Three Hundred Fifty Thousand (350,000)
fully paid and  nonassessable  shares of the  Company's  $0.001 par value common stock ("Common Stock")  (subject to adjustments as noted below)  ("Warrant") and if held by more than one person  ("Warrants").  The Warrant exercise price shall be $0.75 per share of Common Stock ("Exercise Price").

     This Warrant is subject to the following provisions, terms and conditions:

1.   The rights  represented by this Warrant may be exercised by the Holder,  in whole or in part, by written notice of exercise delivered to the Company 20 days prior to the intended  date of exercise  and by the  surrender of this
     Warrant  (properly  endorsed if  required) at the  principal  office of the
     Company and, except as provided in Section 11 of this Warrant, upon payment to it by official  bank check of the purchase  price for such  shares.  The
     Company  agrees that the shares so purchased  shall be and are deemed to be issued to the Holder as the record  owner of such shares as of the close of business on the date on which this Warrant shall have been  surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding  paragraph,  certificates for the shares of Common Stock so purchased  shall be delivered to the Holder within a reasonable  time,  not exceeding 10 days, after the rights  represented by this Warrant shall have been so  exercised,  and,  unless this Warrant has  expired,  a new Warrant representing  the number of shares of Common Stock, if any, with respect to which  this  Warrant  shall  not then  have been  exercised  shall  also be delivered to the Holder within such time.

2.   Notwithstanding the foregoing,  however,  the Company shall not be required to deliver any certificate for shares of Common Stock upon exercise of this
     Warrant  except in  accordance  with the  provisions,  and  subject  to the limitations, of paragraph 6 hereof.

3.   The  Company  represents  and  warrants  that  this  Warrant  has been duly authorized by all necessary  corporate  action,  has been duly executed and delivered and is a legal and binding obligation of the Company. The Company covenants  and agrees  that all shares of Common  Stock which may be issued upon the exercise of the rights  represented  by this Warrant  according to the terms hereof will, upon issuance,  be duly authorized and issued, fully paid and  nonassessable.  The  Company  further  covenants  and agrees that during the period within which the rights  represented  by this Warrant may be exercised,  the Company will at all times have authorized,  and reserved for the purpose of issue or  transfer  upon  exercise  of the  subscription rights  evidenced by this  Warrant,  a  sufficient  number of shares of its
     Common Stock to provide for the exercise of the rights  represented by this
     Warrant.

4.   This  Warrant  shall not entitle  the Holder to any voting  rights or other rights as a stockholder of the Company.

5.   The Holder,  by acceptance of this Warrant,  agrees to give written notice, using the Form of  Assignment  attached  to this  Warrant,  to the  Company before  transferring this Warrant or transferring any Common Stock issuable or issued upon the  exercise  hereof of such  Holder's  intention to do so, describing  briefly the manner of any proposed  transfer of this Warrant or such  Holder's  intention  as to the  disposition  to be made of  shares of
     Common Stock issuable or issued upon the exercise hereof. Such Holder shall also  provide the  Company  with a counsel's  opinion  satisfactory  to the
     Company  to the  effect  that the  proposed  transfer  of this  Warrant  or disposition of shares of Common Stock may be effected without  registration or  qualification  (under any federal or state law) of this  Warrant or the shares of Common Stock  issuable or issued upon the exercise  hereof.  Upon receipt of such  written  notice and  opinion by the  Company,  such Holder shall be entitled to transfer this Warrant,  or to exercise this Warrant in accordance  with its  terms and  dispose  of the  shares  of  Common  Stock received  upon such  exercise  or to  dispose  of  shares  of Common  Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice  delivered by such Holder to the Company,  provided that  an  appropriate  legend  respecting  the  aforesaid  restrictions  on
     transfer  and   disposition   may  be  endorsed  on  this  Warrant  or  the
     certificates for such shares of Common Stock.

6.   Subject to the  provisions  of  paragraph  5 hereof,  this  Warrant and all rights  hereunder are  transferable,  in whole or in part, at the principal office  of the  Company  by the  Holder  in  person  or by duly  authorized attorney,  upon surrender of this Warrant properly endorsed. Each taker and
     Holder of this Warrant,  by taking or holding the same, consents and agrees that the  bearer of this  Warrant,  when  endorsed,  may be  treated by the
     Company and all other  persons  dealing  with this  Warrant as the absolute owner  hereof for any  purpose and as the person  entitled to exercise  the rights represented by this Warrant,  or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding;  but until such transfer on such books, the Company may treat the registered  Holder as the owner for all purposes.

7.   This Warrant is  exchangeable,  upon the surrender  hereof by the Holder at the  principal  office  of the  Company,  for new  Warrants  of like  tenor representing  in the  aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed  for and purchased hereunder,  each of such new Warrants to  represent  the right to subscribe for and  purchase  such  number  of  shares  of  Common  Stock  as shall be designated by said Holder at the time of such surrender.

8.   The Company covenants that:

     (a)  All  shares of Common  Stock  that may be issued  and  delivered  to a
          Holder upon the  exercise  of this  Warrant and payment of the Warrant purchase price will be, upon such  delivery,  validly and duly issued, fully paid and nonassessable.

     (b)  Subject to the terms and  conditions  contained  herein,  this Warrant shall be binding on the Company and its  successors and shall inure to the  benefit  of the  Holder  and the  successors  and  assigns of the
          Holder.

     (c)  If the Company fails to perform any of its obligations  hereunder,  it shall be liable to the  Holder  for all  damages,  costs and  expenses resulting  from  the  failure,  including,  but not  limited  to,  all reasonable attorney's fees and disbursements.

     (d)  This Warrant  cannot be changed or  terminated or any  performance  or condition waived in whole or in part except by an agreement in writing
          signed  by  the  party  against  whom   enforcement   of  the  change,
          termination or waiver is sought.

     (e)  If any provision of this Warrant shall be held to be invalid,  illegal or  unenforceable,  such provision  shall be severed,  enforced to the extent possible,  or modified in such a way as to make it enforceable, and the invalidity,  illegality or  unenforceability  shall not affect the remainder of this Warrant.

9.   (a) If the Company shall at any time subdivide its outstanding Common Stock by  recapitalization,  reclassification or split-up thereof,  the number of
     Shares of Common Stock  subject to this Warrant  immediately  prior to such subdivision shall be proportionately increased, and if the Company shall at
     any  time  combine  the  outstanding  Common  Stock  by   recapitalization,
     reclassification  or  combination  thereof,  the number of Shares of Common
     Stock subject to this Warrant  immediately  prior to such combination shall be proportionately  decreased. Any corresponding adjustment to the Exercise
     Price shall  become  effective  at the close of business on the record date for such subdivision or combination.

     (a)  In the event of a dividend (other than in shares of Common Stock), the proposed  dissolution or liquidation of the Company,  or any corporate separation  or  division,  including,  but not limited to, a split-up, split-off or  spin-off,  or a merger or  consolidation  of the Company with another Company,  or the sale of all or substantially  all of the assets of the  Company,  the Board of  Directors  of the  Company  may
          provide that each Holder will have the right to exercise  this Warrant
          (at its then current Exercise Price) solely for the kind and amount of
          shares  of  stock  and  other  securities,   property,   cash  or  any
          combination  thereof  receivable upon such  dissolution,  liquidation, corporate  separation  or division,  or merger or  consolidation  by a
          Holder of the number of shares of Common  Stock for which this Warrant might  have  been  exercised  immediately  prior to such  dissolution,
          liquidation,   corporate   separation   or  division,   or  merger  or
          consolidation.

     (b)  The preceding paragraph will not apply to a merger or consolidation in which the Company is the surviving  Company and shares of Common Stock are not converted into or exchanged for stock, securities of any other
          Company,  cash  or any  other  thing  of  value.  Notwithstanding  the preceding sentence,  in case of any consolidation or merger of another
          Company into the Company in which the Company is the surviving Company and in which there is a reclassification or change (including a change to the  right to  receive  cash or other  property)  of the  shares of
          Common Stock (excluding a change in par value, or from no par value to par value,  or any change as a result of a subdivision or combination, but  including  any change in such shares into two or more  classes or series  of  shares),  the Board may  provide  that the  Holder of this
          Warrant will have the right to exercise  this  Warrant  solely for the kind and  amount of shares  of stock and other  securities  (including those of any new direct or indirect parent of the Company),  property, cash or any combination thereof receivable upon such reclassification, change,  consolidation or merger by the Holder of the number of shares of Common Stock for which this Warrant might have been exercised.

     (c)  In the  event of a  change  in the  Common  Stock  of the  Company  as presently  constituted into the same number of shares with a different par value, the shares resulting from any such change will be deemed to be the Common Stock of the Company within the meaning of this Warrant.

     (d)  Except as expressly provided in this Warrant,  the Holder will have no rights by  reason of any  subdivision  or  consolidation  of shares of stock of any class,  or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another  Company;  and any issue by the
          Company of shares of stock of any  class,  or  securities  convertible into shares of stock of any class, will not affect,  and no adjustment will be made with  respect to, the number or price of shares of Common
          Stock  subject to this  Warrant.  The grant of this  Warrant  will not affect  in any  way  the  right  or  power  of  the  Company  to  make adjustments,  reclassifications,  reorganizations  or  changes  of its capital or  business  structures,  or to merge or  consolidate,  or to dissolve,  liquidate,  or  sell  or  transfer  all or any  part of its business or assets.

10.  All questions  concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law, not the law of conflicts,  of the State of Colorado.

11.  For purposes of this Section 11, this Warrant  shall be deemed to represent the same number of Warrants as there are shares of Common Stock  underlying this Warrant ("Warrant  Shares").  For example, if there are 10,000 Warrant
     Shares  underlying this Warrant,  then for purposes of this Section 11, the
     Holder shall be deemed to hold 10,000 Warrants.  In addition,  for purposes of this Section 11, the following terms shall have the following meanings:

"Current Market Value of a Warrant Share" shall be determined as follows:

     (a)  If the Common Stock is listed on a national  securities  exchange or a foreign exchange,  is admitted to unlisted trading  privileges on such an  exchange,  or is listed  for  trading  on a trading  system of the
          National  Association of Securities  Dealers,  Inc. such as the Nasdaq
          SmallCap Market or the Nasdaq National Market,  the OTC Bulletin Board
          or the Bulletin  Board  Exchange,  then the current value shall be the last  reported  sale price of the Common  Stock on such an exchange or system on the last business day prior to the conversion  date or if no such sale is made on such day,  the  average of the closing bid prices for the  common  stock for such day on such  exchange  or such  system shall be used; or

     (b)  If the  Common  Stock is not so listed on such  exchange  or system or admitted to unlisted  trading  privileges,  the current value shall be the average of the last  reported bid prices  reported by the National
          Quotation  Bureau,  Inc. on the last business day prior to the date of conversion date.

          "Warrant Value" shall mean the Current Market Value of a Warrant Share minus or less the Exercise  Price payable under this Warrant as of the close  of  business  on the  last  business  day  prior to the day the
          Company receives a notice from the Holder under this Section 11.

          The  Holder of this  Warrant  shall have the right to  exchange,  in a cashless transaction,  all or part of the Holder's Warrants for Common
          Stock issued by the Company at anytime prior to the Expiration Date of such Warrants by providing  written  notice  ("Notice") to the Company using the Subscription Form attached to this Warrant.  Such Notice may only be provided at a time when the Common Stock is listed or approved
          for  trading  or  quotation   on  a  domestic  or  foreign   exchange,
          interdealer  trading system, or national quotation bureau. Such Notice shall set forth the  number of  Warrants  which the  Holder  elects to exchange for Common Stock.

          Within  10 days  after  receipt  of such  Notice by the  Company,  the
          Company  shall  issue the  number  of  shares  of Common  Stock of the
          Company to the Holder  which is  determined  by  dividing  the Warrant
          Value of the Warrants being exchanged by the Current Market Value of a
          Warrant Share as of the date the Notice is received by the Company.

          The Holder shall  surrender  the Warrant that the Holder is exchanging for shares of Common Stock upon receipt thereof. If the entire Warrant is being  exchanged by the Holder for Common Stock,  the Company shall cancel the entire  Warrant.  If less than the entire  Warrant is being exchanged for Common  Stock,  the Company shall issue a new Warrant to the Holder  representing  the  portion of this  Warrant  which was not exchanged for Common Stock.

12.  The  Holder  of this  Warrant  shall  have  registration  rights  under the
     Securities  Act of 1933,  as  amended  with  respect  to the  Common  Stock issuable  upon  exercise  of this  Warrant  as set  forth  in that  certain
     Purchase  Agreement  dated as of  October  15,  2002,  by and  between  the
     Company,  Stanford  Financial  Group Company,  Inc.,  and Stanford  Venture
     Capital Holdings, Inc.

     IN WITNESS WHEREOF,  Cognigen Networks,  Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of October
15, 2002.

                                    COGNIGEN NETWORKS, INC.

                                    By:
                                        --------------------------------------

                                       Darrell H. Hughes

                                    Its: President and Chief Executive Officer
                                         -------------------------------------

                                SUBSCRIPTION FORM

           To be Executed by the Holder of this Warrant if such Holder
              Desires to Exercise this Warrant in Whole or in Part:

      To:   Cognigen Networks, Inc. (the "Company")

            The undersigned ________________________________

                    Please insert Social Security or other
                      identifying number of Subscriber:
                    --------------------------------------

hereby irrevocably elects to exercise the right of purchase  represented by this
Warrant for,  and to purchase  thereunder,  __________  shares of the $0.001 par value common stock (the "Common Stock") provided for therein and tenders payment herewith

o    to the order of the  Company in the amount of  $___________,  such  payment being made as provided on the face of this Warrant; or
o    in the form of a cashless  exercise pursuant to Section 11 of this Warrant, and elects to exchange ____________ Warrants for shares of Common Stock.

     The undersigned  requests that certificates for such shares of Common Stock be issued as follows:

Name:
       -------------------------------------------------------------------------
Address:
          ----------------------------------------------------------------------
Deliver to:
             -------------------------------------------------------------------
Address:
          ----------------------------------------------------------------------

and,  if such  number of shares of Common  Stock  shall not be all the shares of
Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock  purchasable  under this Warrant be  registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:

                        Signature
                                  --------------------------------------------
                                 Note:  The  signature  on  this  Subscription
                                 Form  must   correspond   with  the  name  as
                                 written  upon  the  face of this  Warrant  in
                                 every  particular,   without   alteration  or
                                 enlargement or any change whatever.

                               FORM OF ASSIGNMENT
                       (To Be Signed Only Upon Assignment)

     FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto:

                                       ------------------------------------
                                                      [NAME]

      this Warrant, and appoints

                                       ------------------------------------
                                                      [NAME]

to  transfer  this  Warrant on the books of the  Company  with the full power of substitution in the premises. Dated: In the presence of:

                                                            (Signature    must
                                    conform  in all  respects  to the  name of
                                    the  Holder  as  specified  on the face of
                                    this    Warrant    without     alteration,
                                    enlargement or any change whatsoever,  and
                                    the  signature  must be  guaranteed in the
                                    usual manner)